U.S. SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM 8-K/A
                                 Amendment No. 1

                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                     OF THE SECURITIES EXCHANGE ACT OF 1934


                                  May 12, 2005
                Date of Report (Date of earliest event reported)

                     MORTGAGE ASSISTANCE CENTER CORPORATION
             (Exact Name of registrant as specified in its Charter)




        Florida                    000-21627                     06-1413994
------------------------      -------------------            -------------------
(State of Incorporation)      Commission File No.            (IRS Employer
                                                             Identification No.)



      2614 Main St., Dallas, TX                                    75226
----------------------------------------                     -------------------
(Address of principal executive offices)                         (Zip Code)



Registrant's telephone number (214) 670-0005



                 SAFE ALTERNATIVES CORPORATION OF AMERICA, INC.

                     (Registrant's former name and address)




Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions below:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_]  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17CFR 240-14d-2(b))

[_]  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240-13e-4(c))

Item 2.01         Completion of Acquisition or Disposition of Assets
Item 3.02         Unregistered Sales of Equity Securities

On May 10, 2005, we entered into a Business Combination Agreement to acquire all of the issued and outstanding capital stock of Mortgage Assistance Corporation ("MAC"), a Texas corporation, in exchange for Twelve Million (12,000,000)shares of our common stock. We had proposed to acquire 7,500,000 MAC shares in exchange for 12,000,000 of our shares.

On May 10, 2005, we had received 6,896,556 MAC shares (92%) and caused 11,034,491 (87.1%) of our shares to be issued to three individual who now comprise a control group consisting of Dale Hensel, Dan Barnett and Michelle Taylor. Together they control 87.1% of the voting common stock of our company. Dale Hensel is the sole officer and director of our company. Mr. Hensel is the President and a director of MAC. Dan Barnett is the Vice President and director of MAC. Ms. Taylor is a Vice President and director of MAC.

As of August 10, 2005, the balance of the MAC shareholders had signed the Business Combination Agreement completing the acquisition of MAC. We intend to issue 965,509 common shares in exchange for the balance of their MAC shares.
Based on this agreement, MAC has become a wholly owned subsidiary of our company.

We had previously reported that the transaction was valued at $295,000 or $0.025 per share. We are revising the transaction value based on accounting principles involving the exchange of equity interests between entities under common control. The equity interests issued in the transaction have been recorded at approximately $257,000, which represents the net book value of MAC on a historical cost basis as of January 1, 2005.

The  exchange   transaction   was  structured  to  comply  with  the  securities
transaction exemption provided for by Section 4(2) and Regulation D Rule 506 of the Securities Act of 1933, as amended.

SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated: August 18, 2005                    MORTGAGE ASSISTANCE CENTER CORPORATION


                                           /s/ Dale Hensel
                                          --------------------------------------
                                          By: Dale Hensel
                                          Title: President